UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
SciQuest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Weston Parkway, Suite 200, Cary, North Carolina	27513

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 659-2100
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2011, SciQuest, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated May 5, 2011

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.
Date: May 5, 2011	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer(Principal Executive Officer)

EXHIBIT INDEX

99.1	Press Release dated May 5, 2011